Exhibit 99.1

For Immediate Release

Contact:	Ken Bond	Deborah Hellinger
	Oracle Investor Relations	Oracle Corporate Communications
	1.650.607.0349	1.212.508.7935
	ken.bond@oracle.com	deborah.hellinger@oracle.com

Q2 FY18 GAAP EPS UP 8% TO $0.52 and NON-GAAP EPS UP 14% TO $0.70

Q2 FY18 Cloud Revenues Up 44% to $1.5 Billion and Total Revenues Up 6% to $9.6 Billion

REDWOOD SHORES, Calif., December 14, 2017 — Oracle Corporation (NYSE: ORCL) today announced fiscal 2018 Q2 results. Total Revenues were up 6% to $9.6 billion, compared to Q2 last year. Cloud plus On-Premise Software Revenues were up 9% to $7.8 billion. Cloud Software as a Service (SaaS) revenues were up 55% to $1.1 billion. Cloud Platform as a Service (PaaS) plus Infrastructure as a Service (IaaS) revenues were up 21% to $396 million. Total Cloud Revenues were up 44% to $1.5 billion.

GAAP Operating Income was up 1% to $3.1 billion and GAAP Operating Margin was 32%. Non-GAAP Operating Income was up 10% to $4.2 billion and non-GAAP Operating Margin was 44%. GAAP Net Income was up 10% to $2.2 billion, while non-GAAP Net Income was up 16% to $3.0 billion. GAAP Earnings Per Share was up 8% to $0.52, while non-GAAP Earnings Per Share was up 14% to $0.70.

Short-term deferred revenues were up 9% to $8.1 billion. Operating cash flow on a trailing twelve-month basis was up 2% to $14.6 billion.

“Overall cloud revenue growth of 44% drove our quarterly revenue and earnings higher,” said Oracle CEO, Safra Catz. “With non-GAAP Cloud SaaS Applications growth of 49% leading the way, Oracle delivered 14% non-GAAP earnings per share growth and 6% overall revenue growth. Our success in the quarter was based on the increasing scale and the gathering momentum in our cloud business. I expect the business to continue to grow and strengthen over the coming quarters.”

“Our Fusion ERP and Fusion HCM SaaS applications suite revenues grew 65% in the quarter,” said Oracle CEO, Mark Hurd. “We are now the clear market leader in enterprise back-office SaaS applications with over 5,000 Fusion customers. And we expect to extend our lead by selling around $2 billion in new enterprise SaaS application cloud subscriptions over the coming four quarters. That’s more new SaaS sales than any of our competitors.”

“Oracle will soon deliver the world’s first autonomous “self-driving” database,” said Oracle CTO, Larry Ellison. “The new artificially intelligent Oracle database is fully automated and requires no human labor for administration. If a security vulnerability is detected, the database immediately patches itself while running. No other system can do anything like this. Best of all, we guarantee the price of running the Oracle Autonomous Database in the Oracle Cloud is less than half the cost of running a database in the Amazon Cloud.”

The Board of Directors increased the authorization for share repurchases by $12 billion. The Board of Directors also declared a quarterly cash dividend of $0.19 per share of outstanding common stock. This dividend will be paid to stockholders of record as of the close of business on January 10, 2018, with a payment date of January 24, 2018.

Q2 Fiscal 2018 Earnings Conference Call and Webcast

Oracle will hold a conference call and webcast today to discuss these results at 2:00 p.m. Pacific. You may listen to the call by dialing (816) 287-5563, Passcode: 425392. To access the live webcast, please visit the Oracle Investor Relations website at http://www.oracle.com/investor. In addition, Oracle’s Q2 results and Fiscal 2018 financial tables are available on the Oracle Investor Relations website.

A replay of the conference call will also be available by dialing (855) 859-2056 or (404) 537-3406, Passcode: 9396959.

About Oracle

Oracle offers a comprehensive and fully integrated stack of cloud applications and platform services. For more information about Oracle (NYSE: ORCL), visit www.oracle.com/investor or contact Investor Relations at investor_us@oracle.com or (650) 506-4073.

# # #

Trademarks

Oracle and Java are registered trademarks of Oracle and/or its affiliates. Other names may be trademarks of their respective owners.

“Safe Harbor” Statement: Statements in this press release relating to Oracle’s future plans, expectations, beliefs, intentions and prospects, including statements regarding the growth of our cloud business, extension of our market position and sales in enterprise SaaS applications, and delivery of our new autonomous database, are all “forward-looking statements” and are subject to material risks and uncertainties. Many factors could affect our current expectations and our actual results, and could cause actual results to differ materially. We presently consider the following to be among the important factors that could cause actual results to differ materially from expectations: (1) Our cloud computing strategy, including our Oracle Cloud SaaS, PaaS, IaaS and data as a service offerings, may not be successful. (2) If we are unable to develop new or sufficiently differentiated products and services, or to enhance and improve our products and support services in a timely manner or to position and/or price our products and services to meet market demand, customers may not buy new software licenses, cloud software subscriptions or hardware systems products or purchase or renew support contracts. (3) If the security measures for our products and services are compromised or if our products and services contain significant coding, manufacturing or configuration errors, we may experience reputational harm, legal claims and reduced sales. (4) We may fail to achieve our financial forecasts due to such factors as delays or size reductions in transactions, fewer large transactions in a particular quarter, fluctuations in currency exchange rates, delays in delivery of new products or releases or a decline in our renewal rates for support contracts. (5) Our international sales and operations subject us to additional risks that can adversely affect our operating results, including risks relating to foreign currency gains and losses. (6) Economic, geopolitical and market conditions can adversely affect our business, results of operations and financial condition, including our revenue growth and profitability, which in turn could adversely affect our stock price. (7) We have an active acquisition program and our acquisitions may not be successful, may involve unanticipated costs or other integration issues or may disrupt our existing operations. A detailed discussion of these factors and other risks that affect our business is contained in our U.S. Securities and Exchange Commission (SEC) filings, including our most recent reports on Form 10-K and Form 10-Q, particularly under the heading “Risk Factors.” Copies of these filings are available online from the SEC or by contacting Oracle Corporation’s Investor Relations Department at (650) 506-4073 or by clicking on SEC Filings on Oracle’s Investor Relations website at http://www.oracle.com/investor. All information set forth in this press release is current as of December 14, 2017. Oracle undertakes no duty to update any statement in light of new information or future events.

ORACLE CORPORATION

Q2 FISCAL 2018 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Three Months Ended November 30,						% Increase		% Increase (Decrease)
	2017	% of Revenues		2016	% of Revenues		(Decrease) in US $		in Constant Currency (1)
REVENUES
Cloud software as a service	$1,123	12%		$725	8%		55%		53%
Cloud platform as a service and infrastructure as a service	396	4%		328	4%		21%		19%

Total cloud revenues	1,519	16%		1,053	12%		44%		43%

New software licenses	1,353	14%		1,347	15%		0%		(2%	)
Software license updates and product support	4,953	51%		4,777	53%		4%		2%

Total on-premise software revenues	6,306	65%		6,124	68%		3%		1%

Total cloud and on-premise software revenues	7,825	81%		7,177	80%		9%		7%

Hardware revenues	940	10%		1,014	11%		(7%	)	(9%	)
Services revenues	856	9%		844	9%		1%		0%

Total revenues	9,621	100%		9,035	100%		6%		5%

OPERATING EXPENSES
Cloud software as a service	396	4%		316	3%		25%		23%
Cloud platform as a service and infrastructure as a service	241	3%		156	2%		55%		53%
Software license updates and product support	257	3%		242	3%		6%		5%
Hardware	351	4%		386	5%		(9%	)	(11%	)
Services	720	7%		697	8%		3%		1%
Sales and marketing	2,082	22%		1,960	21%		6%		4%
Research and development	1,475	15%		1,510	17%		(2%	)	(3%	)
General and administrative	321	3%		303	3%		6%		5%
Amortization of intangible assets	400	4%		302	3%		33%		33%
Acquisition related and other	17	0%		40	0%		(58%	)	(59%	)
Restructuring	292	3%		86	1%		241%		227%

Total operating expenses	6,552	68%		5,998	66%		9%		8%

OPERATING INCOME	3,069	32%		3,037	34%		1%		(1%	)

Interest expense	(475)	(5%	)	(451)	(5%	)	5%		5%
Non-operating income, net	273	3%		99	1%		176%		178%

INCOME BEFORE PROVISION FOR INCOME TAXES	2,867	30%		2,685	30%		7%		4%

Provision for income taxes	634	7%		653	7%		(3%	)	(3%	)

NET INCOME	$2,233	23%		$2,032	23%		10%		7%

EARNINGS PER SHARE:
Basic	$0.54			$0.50
Diluted	$0.52			$0.48
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	4,160			4,104
Diluted	4,283			4,195

(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2017, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. Movements in international currencies relative to the United States dollar during the three months ended November 30, 2017 compared with the corresponding prior year period increased our revenues by 1 percentage point, operating expenses by 1 percentage point and operating income by 2 percentage points.

ORACLE CORPORATION

Q2 FISCAL 2018 FINANCIAL RESULTS

RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)

($ in millions, except per share data)

	Three Months Ended November 30,						% Increase (Decrease) in US $		% Increase (Decrease) in Constant Currency (2)
	2017 GAAP	Adj.	2017 Non-GAAP	2016 GAAP	Adj.	2016 Non-GAAP	GAAP	Non-GAAP	GAAP	Non-GAAP
TOTAL REVENUES	$9,621	$9	$9,630	$9,035	$35	$9,070	6%	6%	5%	4%
TOTAL CLOUD AND ON-PREMISE SOFTWARE REVENUES	7,825	9	7,834	7,177	35	7,212	9%	9%	7%	7%
TOTAL CLOUD REVENUES	1,519	9	1,528	1,053	34	1,087	44%	41%	43%	39%
Cloud software as a service	1,123	7	1,130	725	34	759	55%	49%	53%	47%
Cloud platform as a service and infrastructure as a service	396	2	398	328	—	328	21%	22%	19%	20%
Software license updates and product support	4,953	—	4,953	4,777	1	4,778	4%	4%	2%	2%
TOTAL OPERATING EXPENSES	$6,552	$(1,122)	$5,430	$5,998	$(735)	$5,263	9%	3%	8%	2%
Cloud software as a service (4)	396	(11)	385	316	(6)	310	25%	24%	23%	22%
Cloud platform as a service and infrastructure as a service (4)	241	(2)	239	156	(1)	155	55%	54%	53%	52%
Sales and marketing (3)	2,082	(93)	1,989	1,960	(59)	1,901	6%	5%	4%	3%
Stock-based compensation (4)	307	(307)	—	241	(241)	—	27%	*	27%	*
Amortization of intangible assets (5)	400	(400)	—	302	(302)	—	33%	*	33%	*
Acquisition related and other	17	(17)	—	40	(40)	—	(58%)	*	(59%)	*
Restructuring	292	(292)	—	86	(86)	—	241%	*	227%	*
CLOUD SOFTWARE AS A SERVICE MARGIN %	65%		66%	56%		59%	841 bp.	682 bp.	857 bp.	699 bp.
CLOUD PLATFORM AS A SERVICE AND INFRASTRUCTURE AS A SERVICE MARGIN %	39%		40%	52%		53%	(1,332) bp.	(1,274) bp.	(1,340) bp.	(1,282) bp.
OPERATING INCOME	$3,069	$1,131	$4,200	$3,037	$770	$3,807	1%	10%	(1%)	8%
OPERATING MARGIN %	32%		44%	34%		42%	(172) bp.	164 bp.	(189) bp.	155 bp.
INCOME TAX EFFECTS (6)	$634	$374	$1,008	$653	$228	$881	(3%)	14%	(3%)	12%
NET INCOME	$2,233	$757	$2,990	$2,032	$542	$2,574	10%	16%	7%	14%
DILUTED EARNINGS PER SHARE	$0.52		$0.70	$0.48		$0.61	8%	14%	4%	12%
DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	4,283	—	4,283	4,195	—	4,195	2%	2%	2%	2%

(1)	This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2017, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.

(3)	Non-GAAP adjustments to sales and marketing expenses were as follows:

	Three Months Ended
	November 30,
	2017	2016
Stock-based compensation (4)	$(98)	$(68)
Acquired deferred sales commissions amortization	5	9

Total non-GAAP sales and marketing adjustments	$(93)	$(59)

(4)	Stock-based compensation was included in the following GAAP operating expense categories:

	Three Months Ended			Three Months Ended
	November 30, 2017			November 30, 2016
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP
Software license updates and product support	$7	$(7)	$—	$6	$(6)	$—
Hardware	3	(3)	—	3	(3)	—
Services	14	(14)	—	9	(9)	—
Research and development	237	(237)	—	188	(188)	—
General and administrative	46	(46)	—	35	(35)	—

Subtotal	307	(307)	—	241	(241)	—

Cloud software as a service	11	(11)	—	6	(6)	—
Cloud platform as a service and infrastructure as a service	2	(2)	—	1	(1)	—
Sales and marketing	98	(98)	—	68	(68)	—
Acquisition related and other	—	—	—	11	(11)	—

Total stock-based compensation	$418	$(418)	$—	$327	$(327)	$—

(5)	Estimated future annual amortization expense related to intangible assets as of November 30, 2017 was as follows:

Remainder of fiscal 2018	$781
Fiscal 2019	1,411
Fiscal 2020	1,210
Fiscal 2021	1,023
Fiscal 2022	918
Fiscal 2023	567
Thereafter	884

Total intangible assets, net	$6,794

(6)	Income tax effects were calculated reflecting an effective GAAP tax rate of 22.1% and 24.3% in the second quarter of fiscal 2018 and 2017, respectively, and an effective non-GAAP tax rate of 25.2% and 25.5% in the second quarter of fiscal 2018 and 2017, respectively. The difference between our GAAP and non-GAAP tax rates in the second quarters of fiscal 2018 and 2017 was primarily due to the net tax effects on stock-based compensation expense and acquisition related items, including the tax effects of amortization of intangible assets.

*	Not meaningful

ORACLE CORPORATION

Q2 FISCAL 2018 YEAR TO DATE FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Six Months Ended November 30,						% Increase		% Increase (Decrease)
	2017	% of Revenues		2016	% of Revenues		(Decrease) in US $		in Constant Currency (1)

REVENUES
Cloud software as a service	$2,189	12%		$1,382	8%		58%		57%
Cloud platform as a service and infrastructure as a service	797	4%		639	3%		25%		23%

Total cloud revenues	2,986	16%		2,021	11%		48%		47%

New software licenses	2,319	12%		2,377	13%		(2%	)	(4%	)
Software license updates and product support	9,904	53%		9,570	55%		3%		2%

Total on-premise software revenues	12,223	65%		11,947	68%		2%		1%

Total cloud and on-premise software revenues	15,209	81%		13,968	79%		9%		7%

Hardware revenues	1,884	10%		2,010	12%		(6%	)	(8%	)
Services revenues	1,716	9%		1,652	9%		4%		2%

Total revenues	18,809	100%		17,630	100%		7%		5%

OPERATING EXPENSES
Cloud software as a service	770	4%		600	3%		29%		27%
Cloud platform as a service and infrastructure as a service	468	3%		288	2%		62%		60%
Software license updates and product support	515	3%		516	3%		0%		(1%	)
Hardware	724	4%		776	5%		(7%	)	(8%	)
Services	1,422	8%		1,393	8%		2%		0%
Sales and marketing	4,074	22%		3,879	22%		5%		4%
Research and development	3,049	16%		3,030	17%		1%		0%
General and administrative	642	3%		618	4%		4%		3%
Amortization of intangible assets	811	4%		613	3%		32%		32%
Acquisition related and other	28	0%		54	0%		(48%	)	(48%	)
Restructuring	416	2%		185	1%		125%		118%

Total operating expenses	12,919	69%		11,952	68%		8%		7%

OPERATING INCOME	5,890	31%		5,678	32%		4%		2%

Interest expense	(944)	(5%	)	(867)	(5%	)	9%		9%
Non-operating income, net	505	3%		247	2%		104%		105%

INCOME BEFORE PROVISION FOR INCOME TAXES	5,451	29%		5,058	29%		8%		6%

Provision for income taxes	1,009	5%		1,194	7%		(15%	)	(16%	)

NET INCOME	$4,442	24%		$3,864	22%		15%		13%

EARNINGS PER SHARE:
Basic	$1.07			$0.94
Diluted	$1.04			$0.92
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	4,158			4,112
Diluted	4,283			4,208

(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2017, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. Movements in international currencies relative to the United States dollar during the six months ended November 30, 2017 compared with the corresponding prior year period increased our revenues by 2 percentage points, operating expenses by 1 percentage point and operating income by 2 percentage points.

ORACLE CORPORATION

Q2 FISCAL 2018 YEAR TO DATE FINANCIAL RESULTS

RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)

($ in millions, except per share data)

	Six Months Ended November 30,						% Increase (Decrease) in US $		% Increase (Decrease) in Constant Currency (2)
	2017 GAAP	Adj.	2017 Non-GAAP	2016 GAAP	Adj.	2016 Non-GAAP	GAAP	Non-GAAP	GAAP	Non-GAAP
TOTAL REVENUES	$18,809	$34	$18,843	$17,630	$53	$17,683	7%	7%	5%	5%
TOTAL CLOUD AND ON-PREMISE SOFTWARE REVENUES	15,209	34	15,243	13,968	53	14,021	9%	9%	7%	7%
TOTAL CLOUD REVENUES	2,986	34	3,020	2,021	52	2,073	48%	46%	47%	45%
Cloud software as a service	2,189	30	2,219	1,382	52	1,434	58%	55%	57%	54%
Cloud platform as a service and infrastructure as a service	797	4	801	639	—	639	25%	25%	23%	24%
Software license updates and product support	9,904	—	9,904	9,570	1	9,571	3%	3%	2%	2%
TOTAL OPERATING EXPENSES	$12,919	$(2,060)	$10,859	$11,952	$(1,478)	$10,474	8%	4%	7%	2%
Cloud software as a service (4)	770	(20)	750	600	(11)	589	29%	28%	27%	26%
Cloud platform as a service and infrastructure as a service (4)	468	(4)	464	288	(2)	286	62%	62%	60%	60%
Sales and marketing (3)	4,074	(171)	3,903	3,879	(124)	3,755	5%	4%	4%	2%
Stock-based compensation (4)	610	(610)	—	489	(489)	—	25%	*	25%	*
Amortization of intangible assets (5)	811	(811)	—	613	(613)	—	32%	*	32%	*
Acquisition related and other	28	(28)	—	54	(54)	—	(48%)	*	(48%)	*
Restructuring	416	(416)	—	185	(185)	—	125%	*	118%	*
CLOUD SOFTWARE AS A SERVICE MARGIN %	65%		66%	57%		59%	812 bp.	718 bp.	825 bp.	732 bp.

CLOUD PLATFORM AS A SERVICE AND INFRASTRUCTURE AS A SERVICE MARGIN %	41%		42%	55%		55%	(1,360) bp.	(1,302) bp.	(1,366) bp.	(1,307) bp.
OPERATING INCOME	$5,890	$2,094	$7,984	$5,678	$1,531	$7,209	4%	11%	2%	9%
OPERATING MARGIN %	31%		42%	32%		41%	(89) bp.	161 bp.	(100) bp.	157 bp.
INCOME TAX EFFECTS (6)	$1,009	$885	$1,894	$1,194	$486	$1,680	(15%)	13%	(16%)	11%

NET INCOME	$4,442	$1,209	$5,651	$3,864	$1,045	$4,909	15%	15%	13%	13%
DILUTED EARNINGS PER SHARE	$1.04		$1.32	$0.92		$1.17	13%	13%	11%	11%
DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	4,283	—	4,283	4,208	—	4,208	2%	2%	2%	2%

(1)	This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2017, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.

(3)	Non-GAAP adjustments to sales and marketing expenses were as follows:

	Six Months Ended November 30,
	2017	2016
Stock-based compensation (4)	$(187)	$(133)
Acquired deferred sales commissions amortization	16	9

Total non-GAAP sales and marketing adjustments	$(171)	$(124)

(4)	Stock-based compensation was included in the following GAAP operating expense categories:

	Six Months Ended			Six Months Ended
	November 30, 2017			November 30, 2016
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP
Software license updates and product support	$14	$(14)	$—	$12	$(12)	$—
Hardware	6	(6)	—	6	(6)	—
Services	28	(28)	—	17	(17)	—
Research and development	472	(472)	—	382	(382)	—
General and administrative	90	(90)	—	72	(72)	—

Subtotal	610	(610)	—	489	(489)	—

Cloud software as a service	20	(20)	—	11	(11)	—
Cloud platform as a service and infrastructure as a service	4	(4)	—	2	(2)	—
Sales and marketing	187	(187)	—	133	(133)	—
Acquisition related and other	1	(1)	—	11	(11)	—

Total stock-based compensation	$822	$(822)	$—	$646	$(646)	$—

(5)	Estimated future annual amortization expense related to intangible assets as of November 30, 2017 was as follows:

Remainder of fiscal 2018	$781
Fiscal 2019	1,411
Fiscal 2020	1,210
Fiscal 2021	1,023
Fiscal 2022	918
Fiscal 2023	567
Thereafter	884

Total intangible assets, net	$6,794

(6)	Income tax effects were calculated reflecting an effective GAAP tax rate of 18.5% and 23.6% in the first half of fiscal 2018 and 2017, respectively, and an effective non-GAAP tax rate of 25.1% and 25.5% in the first half of fiscal 2018 and 2017, respectively. The difference between our GAAP and non-GAAP tax rate in fiscal 2018 was primarily due to the net tax effects on stock-based compensation expense and acquisition related items, including the tax effects of amortization of intangible assets. The difference between our GAAP and non-GAAP tax rate in the first half of fiscal 2018 and 2017 was primarily due to the net tax effects on stock-based compensation expense and acquisition related items, including the tax effects of amortization of intangible assets.

*	Not meaningful

ORACLE CORPORATION

Q2 FISCAL 2018 FINANCIAL RESULTS

CONDENSED CONSOLIDATED BALANCE SHEETS

($ in millions)

	November 30, 2017	May 31, 2017
ASSETS

Current Assets:
Cash and cash equivalents	$21,310	$21,784
Marketable securities	50,270	44,294
Trade receivables, net	3,798	5,300
Inventories	436	300
Prepaid expenses and other current assets	2,731	2,837

Total Current Assets	78,545	74,515
Non-Current Assets:
Property, plant and equipment, net	5,868	5,315
Intangible assets, net	6,794	7,679
Goodwill, net	42,964	43,045
Deferred tax assets	1,222	1,143
Other assets	3,369	3,294

Total Non-Current Assets	60,217	60,476

TOTAL ASSETS	$138,762	$134,991

LIABILITIES AND EQUITY
Current Liabilities:
Notes payable and other borrowings, current	$2,499	$9,797
Accounts payable	554	599
Accrued compensation and related benefits	1,500	1,966
Deferred revenues	8,076	8,233
Other current liabilities	2,865	3,583

Total Current Liabilities	15,494	24,178
Non-Current Liabilities:
Notes payable and other borrowings, non-current	58,170	48,112
Income taxes payable	6,082	5,681
Other non-current liabilities	2,716	2,774

Total Non-Current Liabilities	66,968	56,567
Equity	56,300	54,246

TOTAL LIABILITIES AND EQUITY	$138,762	$134,991

ORACLE CORPORATION

Q2 FISCAL 2018 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

($ in millions)

	Six Months Ended November 30,
	2017	2016
Cash Flows From Operating Activities:
Net income	$4,442	$3,864
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	573	463
Amortization of intangible assets	811	613
Deferred income taxes	95	103
Stock-based compensation	822	646
Other, net	81	85
Changes in operating assets and liabilities, net of effects from acquisitions:
Decrease in trade receivables, net	1,529	1,680
Increase in inventories	(135)	(116)
Decrease in prepaid expenses and other assets	138	321
Decrease in accounts payable and other liabilities	(618)	(499)
Increase in income taxes payable	22	9
Decrease in deferred revenues	(344)	(208)

Net cash provided by operating activities	7,416	6,961

Cash Flows From Investing Activities:

Purchases of marketable securities and other investments	(18,022)	(10,090)
Proceeds from maturities and sales of marketable securities and other investments	11,566	6,080
Acquisitions, net of cash acquired	—	(9,854)
Capital expenditures	(1,072)	(1,056)

Net cash used for investing activities	(7,528)	(14,920)

Cash Flows From Financing Activities:

Payments for repurchases of common stock	(2,454)	(2,569)
Proceeds from issuances of common stock	1,353	746
Shares repurchased for tax withholdings upon vesting of restricted stock-based awards	(434)	(188)
Payments of dividends to stockholders	(1,579)	(1,232)
Proceeds from borrowings, net of issuance costs	9,945	13,932
Repayments of borrowings	(7,300)	(3,750)
Distributions to noncontrolling interests	(34)	(200)

Net cash (used for) provided by financing activities	(503)	6,739

Effect of exchange rate changes on cash and cash equivalents	141	(340)

Net decrease in cash and cash equivalents	(474)	(1,560)

Cash and cash equivalents at beginning of period	21,784	20,152

Cash and cash equivalents at end of period	$21,310	$18,592

ORACLE CORPORATION

Q2 FISCAL 2018 FINANCIAL RESULTS

FREE CASH FLOW - TRAILING 4-QUARTERS (1)

($ in millions)

	Fiscal 2017						Fiscal 2018
	Q1	Q2	Q3		Q4		Q1	Q2		Q3	Q4
GAAP Operating Cash Flow	$13,679	$14,249	$13,453		$14,126		$14,817	$14,581
Capital Expenditures	(1,042)	(1,604)	(1,676)		(2,021)		(2,195)	(2,037)

Free Cash Flow	$12,637	$12,645	$11,777		$12,105		$12,622	$12,544

% Growth over prior year	5%	10%	(7%	)	(3%	)	0%	(1%	)
GAAP Net Income	$8,986	$8,820	$8,917		$9,335		$9,713	$9,914
Free Cash Flow as a % of Net Income	141%	143%	132%		130%		130%	127%

(1)	To supplement our statements of cash flows presented on a GAAP basis, we use non-GAAP measures of cash flows on a trailing 4-quarter basis to analyze cash flow generated from operations. We believe free cash flow is also useful as one of the bases for comparing our performance with our competitors. The presentation of non-GAAP free cash flow is not meant to be considered in isolation or as an alternative to net income as an indicator of our performance, or as an alternative to cash flows from operating activities as a measure of liquidity.

ORACLE CORPORATION

Q2 FISCAL 2018 FINANCIAL RESULTS

SUPPLEMENTAL ANALYSIS OF GAAP REVENUES (1)

($ in millions)

	Fiscal 2017										Fiscal 2018
	Q1		Q2		Q3		Q4		TOTAL		Q1		Q2		Q3	Q4	TOTAL
REVENUES
Cloud software as a service	$657		$725		$865		$964		$3,211		$1,067		$1,123				$2,189
Cloud platform as a service and infrastructure as a service	312		328		324		397		1,360		400		396				797

Total cloud revenues	969		1,053		1,189		1,361		4,571		1,467		1,519				2,986

New software licenses	1,030		1,347		1,414		2,626		6,418		966		1,353				2,319
Software license updates and product support	4,792		4,777		4,762		4,897		19,229		4,951		4,953				9,904

Total on-premise software revenues	5,822		6,124		6,176		7,523		25,647		5,917		6,306				12,223

Total cloud and on-premise software revenues	6,791		7,177		7,365		8,884		30,218		7,384		7,825				15,209

Total hardware revenues	996		1,014		1,028		1,114		4,152		943		940				1,884
Total services revenues	808		844		812		894		3,358		860		856				1,716

Total revenues	$8,595		$9,035		$9,205		$10,892		$37,728		$9,187		$9,621				$18,809

AS REPORTED REVENUE GROWTH RATES
Cloud software as a service	50%		57%		64%		67%		61%		62%		55%				58%
Cloud platform as a service and infrastructure as a service	80%		75%		55%		40%		60%		28%		21%				25%
Total cloud revenues	59%		62%		62%		58%		60%		51%		44%				48%
New software licenses	(11%	)	(20%	)	(16%	)	(5%	)	(12%	)	(6%	)	0%				(2%	)
Software license updates and product support	2%		2%		2%		2%		2%		3%		4%				3%
Total on-premise software revenues	0%		(4%	)	(3%	)	(1%	)	(2%	)	2%		3%				2%
Total cloud and on-premise software revenues	5%		2%		4%		5%		4%		9%		9%				9%
Total hardware revenues	(12%	)	(10%	)	(9%	)	(13%	)	(11%	)	(5%	)	(7%	)			(6%	)
Total services revenues	(6%	)	(2%	)	2%		3%		(1%	)	6%		1%				4%
Total revenues	2%		0%		2%		3%		2%		7%		6%				7%
CONSTANT CURRENCY GROWTH RATES (2)
Cloud software as a service	52%		59%		65%		69%		62%		62%		53%				57%
Cloud platform as a service and infrastructure as a service	84%		78%		57%		42%		62%		27%		19%				23%
Total cloud revenues	61%		64%		63%		60%		62%		51%		43%				47%
New software licenses	(10%	)	(19%	)	(15%	)	(4%	)	(11%	)	(7%	)	(2%	)			(4%	)
Software license updates and product support	3%		3%		3%		3%		3%		2%		2%				2%
Total on-premise software revenues	1%		(3%	)	(2%	)	0%		(1%	)	1%		1%				1%
Total cloud and on-premise software revenues	6%		3%		5%		6%		5%		8%		7%				7%
Total hardware revenues	(11%	)	(9%	)	(9%	)	(12%	)	(10%	)	(6%	)	(9%	)			(8%	)
Total services revenues	(5%	)	0%		3%		4%		1%		5%		0%				2%
Total revenues	3%		1%		3%		4%		3%		6%		5%				5%

(1)	The sum of the quarterly information presented may vary from the year-to-date information presented due to rounding.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2017 and 2016 for the fiscal 2018 and fiscal 2017 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

ORACLE CORPORATION

Q2 FISCAL 2018 FINANCIAL RESULTS

SUPPLEMENTAL GEOGRAPHIC GAAP REVENUES ANALYSIS (1)

($ in millions)

	Fiscal 2017										Fiscal 2018
	Q1		Q2		Q3		Q4		TOTAL		Q1		Q2		Q3	Q4	TOTAL
AMERICAS
Total cloud and on-premise software revenues	$3,876		$4,000		$4,280		$5,076		$17,231		$4,256		$4,414				$8,670

Total hardware revenues	$526		$510		$511		$542		$2,089		$485		$482				$968

AS REPORTED GROWTH RATES
Total cloud and on-premise software revenues	5%		2%		8%		6%		5%		10%		10%				10%
Total hardware revenues	(11%	)	(14%	)	(11%	)	(17%	)	(13%	)	(8%	)	(5%	)			(7%	)
CONSTANT CURRENCY GROWTH RATES (2)
Total cloud and on-premise software revenues	6%		2%		7%		6%		5%		9%		10%				10%
Total hardware revenues	(10%	)	(14%	)	(11%	)	(17%	)	(13%	)	(8%	)	(6%	)			(7%	)

EUROPE / MIDDLE EAST / AFRICA
Total cloud and on-premise software revenues	$1,903		$2,008		$2,019		$2,489		$8,419		$2,019		$2,259				$4,278

Total hardware revenues	$275		$294		$300		$352		$1,221		$271		$272				$543

AS REPORTED GROWTH RATES
Total cloud and on-premise software revenues	2%		(3%	)	(2%	)	1%		(1%	)	6%		12%				9%
Total hardware revenues	(17%	)	(7%	)	(14%	)	(8%	)	(11%	)	(1%	)	(8%	)			(5%	)

CONSTANT CURRENCY GROWTH RATES (2)
Total cloud and on-premise software revenues	7%		2%		2%		5%		4%		3%		7%				5%
Total hardware revenues	(13%	)	(2%	)	(10%	)	(4%	)	(7%	)	(4%	)	(12%	)			(8%	)

ASIA PACIFIC
Total cloud and on-premise software revenues	$1,012		$1,169		$1,066		$1,319		$4,568		$1,109		$1,152				$2,261

Total hardware revenues	$195		$210		$217		$220		$842		$187		$186				$373

AS REPORTED GROWTH RATES
Total cloud and on-premise software revenues	12%		15%		2%		9%		9%		10%		(1%	)			4%
Total hardware revenues	(7%	)	(1%	)	1%		(12%	)	(5%	)	(4%	)	(11%	)			(8%	)
CONSTANT CURRENCY GROWTH RATES (2)
Total cloud and on-premise software revenues	8%		11%		0%		9%		7%		10%		(2%	)			4%
Total hardware revenues	(9%	)	(3%	)	0%		(12%	)	(6%	)	(4%	)	(12%	)			(8%	)

TOTAL COMPANY
Total cloud and on-premise software revenues	$6,791		$7,177		$7,365		$8,884		$30,218		$7,384		$7,825				$15,209

Total hardware revenues	$996		$1,014		$1,028		$1,114		$4,152		$943		$940				$1,884

AS REPORTED GROWTH RATES
Total cloud and on-premise software revenues	5%		2%		4%		5%		4%		9%		9%				9%
Total hardware revenues	(12%	)	(10%	)	(9%	)	(13%	)	(11%	)	(5%	)	(7%	)			(6%	)

CONSTANT CURRENCY GROWTH RATES (2)
Total cloud and on-premise software revenues	6%		3%		5%		6%		5%		8%		7%				7%
Total hardware revenues	(11%	)	(9%	)	(9%	)	(12%	)	(10%	)	(6%	)	(9%	)			(8%	)

(1)	The sum of the quarterly information presented may vary from the year-to-date information presented due to rounding.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2017 and 2016 for the fiscal 2018 and fiscal 2017 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

ORACLE CORPORATION

Q2 FISCAL 2018 FINANCIAL RESULTS

SUPPLEMENTAL TOTAL CLOUD AND ON-PREMISE SOFTWARE GAAP REVENUES ANALYSIS (1)

($ in millions)

	Fiscal 2017										Fiscal 2018
	Q1		Q2		Q3		Q4		TOTAL		Q1		Q2		Q3	Q4	TOTAL
APPLICATIONS REVENUES
Cloud software as a service	$657		$725		$865		$964		$3,211		$1,067		$1,123				$2,189
On-premise software revenues	1,584		1,610		1,632		1,898		6,724		1,579		1,554				3,134

Total cloud and on-premise software revenues	$2,241		$2,335		$2,497		$2,862		$9,935		$2,646		$2,677				$5,323

AS REPORTED GROWTH RATES
Cloud software as a service	50%		57%		64%		67%		61%		62%		55%				58%
On-premise software revenues	(5%	)	(11%	)	(8%	)	(10%	)	(8%	)	0%		(3%	)			(2%	)
Total cloud and on-premise software revenues	6%		3%		9%		7%		6%		18%		15%				16%
CONSTANT CURRENCY GROWTH RATES (2)
Cloud software as a service	52%		59%		65%		69%		62%		62%		53%				57%
On-premise software revenues	(4%	)	(9%	)	(7%	)	(9%	)	(7%	)	(1%	)	(5%	)			(3%	)
Total cloud and on-premise software revenues	8%		5%		9%		8%		8%		17%		13%				15%

PLATFORM AND INFRASTRUCTURE REVENUES
Cloud platform as a service and infrastructure as a service	$312		$328		$324		$397		$1,360		$400		$396				$797
On-premise software revenues	4,238		4,514		4,544		5,625		18,923		4,338		4,752				9,089

Total cloud and on-premise software revenues	$4,550		$4,842		$4,868		$6,022		$20,283		$4,738		$5,148				$9,886

AS REPORTED GROWTH RATES
Cloud platform as a service and infrastructure as a service	80%		75%		55%		40%		60%		28%		21%				25%
On-premise software revenues	1%		(1%	)	(1%	)	3%		1%		2%		5%				4%
Total cloud and on-premise software revenues	5%		2%		2%		5%		3%		4%		6%				5%
CONSTANT CURRENCY GROWTH RATES (2)
Cloud platform as a service and infrastructure as a service	84%		78%		57%		42%		62%		27%		19%				23%
On-premise software revenues	2%		(1%	)	0%		4%		1%		1%		3%				2%
Total cloud and on-premise software revenues	5%		2%		2%		6%		4%		3%		4%				4%

(1)	The sum of the quarterly information presented may vary from the year-to-date information presented due to rounding.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2017 and 2016 for the fiscal 2018 and fiscal 2017 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

APPENDIX A

ORACLE CORPORATION

Q2 FISCAL 2018 FINANCIAL RESULTS

EXPLANATION OF NON-GAAP MEASURES

To supplement our financial results presented on a GAAP basis, we use the non-GAAP measures indicated in the tables, which exclude certain business combination accounting entries and expenses related to acquisitions, as well as other significant expenses including stock-based compensation, that we believe are helpful in understanding our past financial performance and our future results. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business and make operating decisions. These non-GAAP measures are among the primary factors management uses in planning for and forecasting future periods. Compensation of our executives is based in part on the performance of our business based on these non-GAAP measures. Our non-GAAP financial measures reflect adjustments based on the following items, as well as the related income tax effects:

•	Cloud software as a service, cloud platform as a service and infrastructure as a service, and software license updates and product support deferred revenues: Business combination accounting rules require us to account for the fair values of cloud-based service contracts and software license updates and product support contracts assumed in connection with our acquisitions. Because these contracts are generally one year in duration, our GAAP revenues generally for the one year period subsequent to our acquisition of a business do not reflect the full amount of revenues on these assumed cloud and support contracts that would have otherwise been recorded by the acquired entity. The non-GAAP adjustment to our cloud software as a service revenues, cloud platform as a service and infrastructure as a service revenues, and software license updates and product support revenues is intended to include, and thus reflect, the full amount of such revenues. We believe the adjustments to these revenues are useful to investors as a measure of the ongoing performance of our business. We have historically experienced high renewal rates on our software license updates and product support contracts and our objective is to increase the renewal rates on acquired and new cloud-based service contracts; however, we cannot be certain that our customers will renew our cloud-based contracts or software license updates and product support contracts.

•	Deferred sales commissions amortization: Certain acquired companies capitalized sales commissions associated with subscription agreements and amortized these amounts over the related contractual terms. Business combination accounting rules generally require us to eliminate these capitalized sales commissions balances as of the acquisition date and our post-combination GAAP sales and marketing expenses generally do not reflect the amortization of these deferred sales commissions balances. The non-GAAP adjustment to increase our sales and marketing expenses is intended to include, and thus reflect, the full amount of amortization related to such balances as though the acquired companies operated independently in the periods presented. We believe this adjustment to sales and marketing expenses is useful to investors as a measure of the ongoing performance of our business. The presentation of this non-GAAP adjustment commenced in the second fiscal quarter of fiscal 2017 as a result of our acquisition of NetSuite. Such adjustment was not material in prior periods.

•	Stock-based compensation expenses: We have excluded the effect of stock-based compensation expenses from our non-GAAP operating expenses and net income measures. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to the revenues earned during the periods presented and also believe it will contribute to the generation of future period revenues, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods.

•	Amortization of intangible assets: We have excluded the effect of amortization of intangible assets from our non-GAAP operating expenses and net income measures. Amortization of intangible assets is inconsistent in amount and frequency and is significantly affected by the timing and size of our acquisitions. Investors should note that the use of intangible assets contributed to our revenues earned during the periods presented and will contribute to our future period revenues as well. Amortization of intangible assets will recur in future periods.

•	Acquisition related and other expenses; and restructuring expenses: We have excluded the effect of acquisition related and other expenses and the effect of restructuring expenses from our non-GAAP operating expenses and net income measures. We incurred significant expenses in connection with our acquisitions and also incurred certain other operating expenses or income, which we generally would not have otherwise incurred in the periods presented as a part of our continuing operations. Acquisition related and other expenses consist of personnel related costs for transitional employees, other acquired employee related costs, stock-based compensation expenses (in addition to the stock-based compensation expenses described above), integration related professional services, certain business combination adjustments including adjustments after the measurement period has ended and certain other operating items, net. Substantially all of the stock-based compensation expenses included in acquisition related and other expenses resulted from unvested stock awards assumed in acquisitions whose vesting was fully accelerated upon termination of the employees pursuant to the original terms of those stock awards. Restructuring expenses consist of employee severance and other exit costs. We believe it is useful for investors to understand the effects of these items on our total operating expenses. Although acquisition related expenses and restructuring expenses generally diminish over time with respect to past acquisitions and/or strategic initiatives, we generally will incur these expenses in connection with any future acquisitions and/or strategic initiatives.